Exhibit 99.1

Nuvectis Pharma Announces Initiation of the NXP900 Phase 1a Clinical Trial

September 12, 2023, Fort Lee, NJ - Nuvectis Pharma, Inc. (NASDAQ: NVCT) ("Nuvectis" or the "Company"), a clinical-stage biopharmaceutical company focused on the development of innovative precision medicines for the treatment of serious conditions of unmet medical need in oncology, today announced the initiation of a Phase 1a dose escalation clinical trial of NXP900, its novel inhibitor of the SRC/YES1 kinase family (“SFK”). The study is designed to evaluate the safety, tolerability and pharmacokinetic properties of NXP900 in patients with advanced solid tumors.

SFKs are aberrantly activated in various cancer types and they are central mediators of various oncogenic processes such as proliferation, survival, cell adhesion, invasion, and angiogenesis. NXP900 is a potent and highly selective SFK inhibitor, including low nanomolar IC50 against YES1 and SRC (0.5nM and 2.4nM, respectively) that demonstrated robust single agent anti-cancer activity against several solid tumor types in preclinical models.

“Advancing NXP900 into its first in human clinical trial is an important milestone for Nuvectis," said Ron Bentsur, Co-Founder, Chairman and Chief Executive Officer of Nuvectis, who added, "We believe that NXP900's unique mechanism of action, which completely shuts down signaling via SFK, in conjunction with its high target specificity, differentiates it from other multi-kinase inhibitors that also inhibit SFK and provide it with the potential to become the first SFK inhibitor for the treatment of solid tumors.”

About Nuvectis Pharma, Inc.

Nuvectis Pharma, Inc. is a clinical-stage biopharmaceutical company focused on the development of innovative precision medicines for the treatment of serious conditions of unmet medical need in oncology. The Company is currently developing two drug candidates, NXP800 and NXP900. NXP800 is an oral small molecule currently in a Phase 1b clinical trial investigating its potential to treat platinum resistant, ARID1a-mutated ovarian carcinoma. The FDA granted Fast Track Designation to the NXP800 development program in platinum resistant, ARID1a-mutated ovarian carcinoma, and Orphan Drug Designation for the treatment of cholangiocarcinoma. NXP900 is an oral small molecule SFK inhibitor currently in a Phase 1a dose escalation clinical trial.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "aim," "should," "will," "would," "set to," or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on Nuvectis Pharma, Inc.'s current expectations, estimates, and projections about future events and trends that we believe may affect our business, financial condition, results and timing of operations, including clinical trials, prospects, business strategy, and financial needs. The outcome of the events described in these forward-looking statements are subject to inherent uncertainties, risks, assumptions, market and other conditions, and other factors that are difficult to predict and include statements regarding the preclinical data generated to date for NXP800 and NXP900, and the clinical expectations for NXP800 and NXP900, including the safety, tolerability and efficacy from and timing of the NXP800 Phase 1b study and NXP900 Phase 1a study. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are subject to market and other conditions and described more fully in the section titled "Risk Factors" in our 2022 Form 10-K filed with the Securities and Exchange Commission ("SEC"). However, these risks are not exhaustive and new risks and uncertainties emerge from time to time and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release or other filings with the SEC. Any forward-looking statements contained in this press release speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contact

Ron Bentsur
Chairman, Chief Executive Officer and President
201-614-3151
rbentsur@nuvectis.com

Media Relations Contact

Christopher M. Calabrese
LifeSci Advisors
Tel: 917-680-5608
ccalabrese@lifesciadvisors.com